Exhibit 99.1

news release

TENNECO ANNOUNCES ORGANIZATIONAL CHANGES

Company Establishes Clean Air and Ride Performance Divisions

February 14, 2013, Lake Forest, Illinois – Tenneco Inc. (NYSE: TEN) today announced organizational changes that will align its businesses along product lines to support the company’s plans for revenue and earnings growth and its longer-term strategic vision. The company has established a Clean Air division, which includes Tenneco’s emissions control businesses, and a Ride Performance division, comprised of its ride control businesses.

These organizational shifts will help drive greater integration across regions and a more focused strategic approach for each product line, all designed to further drive growth and profit improvement opportunities unique to each business.

Neal Yanos, executive vice president, has been appointed to lead the Clean Air division and Josep Fornos, executive vice president, will lead the Ride Performance division. The appointments are effective immediately and both divisions will report to Hari Nair, chief operating officer. The South America, India and Asia Pacific regions will align strategically with the Clean Air and Ride Performance divisions and report operationally to Nair.

“Today’s announcement brings even greater focus on our product lines as we continue to execute distinct strategies for each business and drive profitable growth,” said Gregg Sherrill, chairman and CEO, Tenneco. “In Clean Air, Tenneco is well-positioned to build on our current light and commercial vehicle success and increase our focus on a broad range of regulatory-driven opportunities in other industries. I am equally excited about Ride Performance as we take a strategic approach that will unleash new opportunities by leveraging product cost and functionality leadership, commercializing advanced technologies and continuing to build on our leading aftermarket positions with our powerful brands.”

In line with the organizational changes announced today, the company’s financial reporting segments will change as noted in the attachments. Tenneco’s new reporting segments will now be comprised of the three current geographical segments split along product lines. The six new reporting segments are Clean Air North America; Clean Air Europe, South America and India; Clean Air Asia Pacific; Ride Performance North America; Ride Performance Europe, South America and India; and Ride Performance Asia Pacific.

Tenneco is hosting an investor meeting in New York today, February 14, beginning at 1:30 pm Eastern time. Senior management will review the company’s long-term strategic vision, business operations and revenue guidance. The webcast can be accessed by going to the financial/investor section of the company’s website at www.tenneco.com.

Tenneco is a $7.4 billion global manufacturing company with headquarters in Lake Forest, Illinois and more than 24,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker® , XNOx™ and Clevite®Elastomer.

-More-

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” “projects,” “will,” and “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company’s plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:

(i) general economic, business and market conditions;

(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

(iii) changes in capital availability or costs, including increases in the company’s costs of borrowing (i.e., interest rate increases), the amount of the company’s debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;

(iv) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;

(v) changes in automotive and commercial vehicle manufacturers’ production rates and their actual and forecasted requirements for the company’s products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;

(vi) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;

(vii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

(viii) workforce factors such as strikes or labor interruptions;

(ix) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;

(x) the negative impact of higher fuel prices on transportation and logistics costs, raw material costs and discretionary purchases of vehicles or aftermarket products;

(xi) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;

(xii) the company’s continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans and to realize anticipated benefits from these plans;

(xiii) product warranty costs;

(xiv) the cost and outcome of existing and any future legal proceedings;

(xv) economic, exchange rate and political conditions in the countries where we operate or sell our products;

(xvi) the company’s ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company’s customers and the market;

(xvii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;

(xviii) changes in accounting estimates and assumptions, including changes based on additional information;

(xix) governmental actions, including the ability to receive regulatory approvals and the timing of such approvals, as well as the impact of the enforcement of, changes to or compliance with laws and regulations, including those pertaining to environmental concerns, pensions or other regulated activities;

(xx) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and

(xxi) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.

The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company’s SEC filings, including but not limited to its report on Form 10-K for the year ended December 31, 2011.

###

Contacts:

Linae Golla

Investor inquiries

847 482-5162 (o)

224 632-0986 (c)

lgolla@tenneco.com

Bill Dawson

Media inquiries

847 482-5807 (o)

224 280-4308 (c)

bdawson@tenneco.com

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

10-Q SEGMENT DATA

Unaudited

(Millions)

	Q1 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$669	$460	$156	$317	$272	$38	$—	$—	$1,912
Intersegment revenues	4	30	—	2	14	8	—	(58)	—

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	48	16	12	35	10	(2)	(23)	—	96
Total assets	1,037	808	396	570	625	185	—	30	3,651

	Q2 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$671	$434	$169	$325	$276	$45	$—	$—	$1,920
Intersegment revenues	1	29	—	3	14	8	—	(55)	—

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	57	20	18	37	16	2	(13)	—	137
Total assets	1,021	804	384	595	604	190	—	29	3,627

	Q3 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$592	$414	$179	$299	$245	$49	$—	$—	$1,778
Intersegment revenues	1	21	—	3	11	7	—	(43)	—

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	48	7	20	35	10	3	(12)	—	111
Total assets	1,069	820	401	617	582	202	—	11	3,702

	Q4 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$574	$418	$190	$272	$248	$51	$—	$—	$1,753
Intersegment revenues	—	21	1	2	14	7	—	(45)	—

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	49	11	21	15	5	2	(19)	—	84
Total assets	1,028	725	435	592	600	202	—	24	3,606

We are a global manufacturer managed and organized along our two major product lines (emissions control and ride control) and three geographic areas (North America (“NA”); Europe, South America and India (“ESI”); and Asia Pacific (“AP”)), resulting in six operating segments (NA Clean Air, NA Ride Performance, ESI Clean Air, ESI Ride Performance, AP Clean Air and AP Ride Performance). Within each geographical area, each operating segment manufactures and distributes either ride control or emission control products primarily for the automotive industry. Each of the six operating segments constitutes a reportable segment. Costs related to other business activities, primarily corporate headquarter functions, are disclosed separately from the six operating segments. We evaluate segment performance based primarily on earnings before interest expense, income taxes, and noncontrolling interests. Products are transferred between segments and geographic areas on a basis intended to reflect as nearly as possible the “market value” of the products.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

10-K SEGMENT DATA

Unaudited

(Millions)

	FY 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$2,506	$1,726	$694	$1,213	$1,041	$183	$—	$—	$7,363
Intersegment revenues	6	101	1	10	53	30	—	(201)	—
Interest income	—	1	1	—	—	—	—	—	2
Depreciation and amortization of intangibles	58	43	18	30	48	8	—	—	205
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	202	54	71	122	41	5	(67)	—	428
Total assets	1,028	725	435	592	600	202	—	24	3,606
Equity in net assets of unconsolidated affiliates	—	8	—	—	—	—	—	—	8
Expenditures for plant, property and equipment	76	56	40	46	32	13	—	—	263
Noncash items other than depreciation and amortization	7	2	—	4	(2)	—	—	—	11

	FY 2011
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$2,288	$1,849	$624	$1,126	$1,164	$154	$—	$—	$7,205
Intersegment revenues	3	104	—	9	52	26	—	(194)	—
Interest income	—	1	1	—	2	—	—	—	4
Depreciation and amortization of intangibles	60	47	16	30	45	9	—	—	207
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	172	79	47	76	69	(6)	(58)	—	379
Total assets	889	719	386	530	607	181	—	25	3,337
Equity in net assets of unconsolidated affiliates	—	9	—	—	—	—	—	—	9
Expenditures for plant, property and equipment	49	55	24	39	40	11	—	—	218
Noncash items other than depreciation and amortization	5	11	2	1	1	9	—	—	29

	FY 2010
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia		Reclass
	America	SA & India	Pacific	America	SA & India	Pacific	Other	& Elims	Total
Revenues from external customers	$1,810	$1,473	$542	$1,011	$973	$128	$—	$—	$5,937
Intersegment revenues	3	89	1	8	59	27	—	(187)	—
Interest income	—	1	1	—	2	—	—	—	4
Depreciation and amortization of intangibles	66	46	14	37	45	8	—	—	216
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	114	50	53	87	55	3	(81)	—	281
Total assets	775	688	348	506	649	177	—	24	3,167
Equity in net assets of unconsolidated affiliates	—	9	—	—	—	—	—	—	9
Expenditures for plant, property and equipment	37	44	24	22	22	5	—	—	154
Noncash items other than depreciation and amortization	3	6	—	1	—	—	—	—	10

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q1 2012
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$669	$277	$392
Europe, South America & India	460	153	307
Asia Pacific	156	26	130

Total Clean Air Division	1,285	456	829

Ride Performance Division
North America	317	—	317
Europe, South America & India	272	—	272
Asia Pacific	38	—	38

Total Ride Performance Division	627	—	627

Total Tenneco Inc.	$1,912	$456	$1,456

	Q2 2012
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$671	$269	$402
Europe, South America & India	434	137	297
Asia Pacific	169	23	146

Total Clean Air Division	1,274	429	845

Ride Performance Division
North America	325	—	325
Europe, South America & India	276	—	276
Asia Pacific	45	—	45

Total Ride Performance Division	646	—	646

Total Tenneco Inc.	$1,920	$429	$1,491

	Q3 2012
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$592	$227	$365
Europe, South America & India	414	139	275
Asia Pacific	179	20	159

Total Clean Air Division	1,185	386	799

Ride Performance Division
North America	299	—	299
Europe, South America & India	245	—	245
Asia Pacific	49	—	49

Total Ride Performance Division	593	—	593

Total Tenneco Inc.	$1,778	$386	$1,392

	Q4 2012
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$574	$224	$350
Europe, South America & India	418	141	277
Asia Pacific	190	24	166

Total Clean Air Division	1,182	389	793

Ride Performance Division
North America	272	—	272
Europe, South America & India	248	—	248
Asia Pacific	51	—	51

Total Ride Performance Division	571	—	571

Total Tenneco Inc.	$1,753	$389	$1,364

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales, which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before this factor. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2012
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$2,506	$997	$1,509
Europe, South America & India	1,726	570	1,156
Asia Pacific	694	93	601

Total Clean Air Division	4,926	1,660	3,266

Ride Performance Division
North America	1,213	—	1,213
Europe, South America & India	1,041	—	1,041
Asia Pacific	183	—	183

Total Ride Performance Division	2,437	—	2,437

Total Tenneco Inc.	$7,363	$1,660	$5,703

	FY 2011
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$2,288	$971	$1,317
Europe, South America & India	1,849	597	1,252
Asia Pacific	624	110	514

Total Clean Air Division	4,761	1,678	3,083

Ride Performance Division
North America	1,126	—	1,126
Europe, South America & India	1,164	—	1,164
Asia Pacific	154	—	154

Total Ride Performance Division	2,444	—	2,444

Total Tenneco Inc.	$7,205	$1,678	$5,527

	FY 2010
		Substrate	Value-add
	Revenues	Sales	Revenues
Clean Air Division
North America	$1,810	$739	$1,071
Europe, South America & India	1,473	427	1,046
Asia Pacific	542	118	424

Total Clean Air Division	3,825	1,284	2,541

Ride Performance Division
North America	1,011	—	1,011
Europe, South America & India	973	—	973
Asia Pacific	128	—	128

Total Ride Performance Division	2,112	—	2,112

Total Tenneco Inc.	$5,937	$1,284	$4,653

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales, which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before this factor. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions)

	Q1 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$48	$16	$12	$35	$10	$(2)	$(23)	$96
Restructuring and related expenses	—	—	—	—	1	—	—	1

Adjusted EBIT	$48	$16	$12	$35	$11	$(2)	$(23)	$97

	Q2 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$57	$20	$18	$37	$16	$2	$(13)	$137
Restructuring and related expenses	—	1	—	—	1	—	—	2

Adjusted EBIT	$57	$21	$18	$37	$17	$2	$(13)	$139

	Q3 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$48	$7	$20	$35	$10	$3	$(12)	$111
Restructuring and related expenses	—	4	—	—	3	—	—	7
Pullman recoveries	—	—	—	(5)	—	—	—	(5)

Adjusted EBIT	$48	$11	$20	$30	$13	$3	$(12)	$113

	Q4 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$49	$11	$21	$15	$5	$2	$(19)	$84
Restructuring and related expenses	—	2	—	1	—	—	—	3
Asset impairment charge	—	—	—	—	7	—	—	7

Adjusted EBIT	$49	$13	$21	$16	$12	$2	$(19)	$94

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions)

	FY 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$202	$54	$71	$122	$41	$5	$(67)	$428
Restructuring and related expenses	—	7	—	1	5	—	—	13
Asset impairment charge	—	—	—	—	7	—	—	7
Pullman recoveries	—	—	—	(5)	—	—	—	(5)

Adjusted EBIT	$202	$61	$71	$118	$53	$5	$(67)	$443

	FY 2011
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$172	$79	$47	$76	$69	$(6)	$(58)	$379
Restructuring and related expenses	—	3	2	2	—	1	—	8
Goodwill impairment charge	—	—	1	—	—	10	—	11

Adjusted EBIT	$172	$82	$50	$78	$69	$5	$(58)	$398

	FY 2010
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT	$114	$50	$53	$87	$55	$3	$(81)	$281
Restructuring and related expenses	3	3	1	11	—	1	—	19
Pension charge	4	—	—	2	—	—	—	6

Adjusted EBIT	$121	$53	$54	$100	$55	$4	$(81)	$306

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	Q1 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$669	$460	$156	$317	$272	$38	$—	$1,912

Less: Substrate sales	277	153	26	—	—	—	—	456

Value-add revenues	$392	$307	$130	$317	$272	$38	$—	$1,456

EBIT	$48	$16	$12	$35	$10	$(2)	$(23)	$96

EBIT as a % of revenue	7.2%	3.5%	7.7%	11.0%	3.7%	-5.3%		5.0%
EBIT as a % of value-add revenue	12.2%	5.2%	9.2%	11.0%	3.7%	-5.3%		6.6%

Adjusted EBIT	$48	$16	$12	$35	$11	$(2)	$(23)	$97

Adjusted EBIT as a % of revenue	7.2%	3.5%	7.7%	11.0%	4.0%	-5.3%		5.1%
Adjusted EBIT as a % of value-add revenue	12.2%	5.2%	9.2%	11.0%	4.0%	-5.3%		6.7%

	Q2 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$671	$434	$169	$325	$276	$45	$—	$1,920

Less: Substrate sales	269	137	23	—	—	—	—	429

Value-add revenues	$402	$297	$146	$325	$276	$45	$—	$1,491

EBIT	$57	$20	$18	$37	$16	$2	$(13)	$137

EBIT as a % of revenue	8.5%	4.6%	10.7%	11.4%	5.8%	4.4%		7.1%
EBIT as a % of value-add revenue	14.2%	6.7%	12.3%	11.4%	5.8%	4.4%		9.2%

Adjusted EBIT	$57	$21	$18	$37	$17	$2	$(13)	$139

Adjusted EBIT as a % of revenue	8.5%	4.8%	10.7%	11.4%	6.2%	4.4%		7.2%
Adjusted EBIT as a % of value-add revenue	14.2%	7.1%	12.3%	11.4%	6.2%	4.4%		9.3%

	Q3 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$592	$414	$179	$299	$245	$49	$—	$1,778

Less: Substrate sales	227	139	20	—	—	—	—	386

Value-add revenues	$365	$275	$159	$299	$245	$49	$—	$1,392

EBIT	$48	$7	$20	$35	$10	$3	$(12)	$111

EBIT as a % of revenue	8.1%	1.7%	11.2%	11.7%	4.1%	6.1%		6.2%
EBIT as a % of value-add revenue	13.2%	2.5%	12.6%	11.7%	4.1%	6.1%		8.0%

Adjusted EBIT	$48	$11	$20	$30	$13	$3	$(12)	$113

Adjusted EBIT as a % of revenue	8.1%	2.7%	11.2%	10.0%	5.3%	6.1%		6.4%
Adjusted EBIT as a % of value-add revenue	13.2%	4.0%	12.6%	10.0%	5.3%	6.1%		8.1%

	Q4 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$574	$418	$190	$272	$248	$51	$—	$1,753

Less: Substrate sales	224	141	24	—	—	—	—	389

Value-add revenues	$350	$277	$166	$272	$248	$51	$—	$1,364

EBIT	$49	$11	$21	$15	$5	$2	$(19)	$84

EBIT as a % of revenue	8.5%	2.6%	11.1%	5.5%	2.0%	3.9%		4.8%
EBIT as a % of value-add revenue	14.0%	4.0%	12.7%	5.5%	2.0%	3.9%		6.2%

Adjusted EBIT	$49	$13	$21	$16	$12	$2	$(19)	$94

Adjusted EBIT as a % of revenue	8.5%	3.1%	11.1%	5.9%	4.8%	3.9%		5.4%
Adjusted EBIT as a % of value-add revenue	14.0%	4.7%	12.7%	5.9%	4.8%	3.9%		6.9%

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company’s operational performance without the impact of such substrate sales.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	FY 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$2,506	$1,726	$694	$1,213	$1,041	$183	$—	$7,363

Less: Substrate sales	997	570	93	—	—	—	—	1,660

Value-add revenues	$1,509	$1,156	$601	$1,213	$1,041	$183	$—	$5,703

EBIT	$202	$54	$71	$122	$41	$5	$(67)	$428

EBIT as a % of revenue	8.1%	3.1%	10.2%	10.1%	3.9%	2.7%		5.8%
EBIT as a % of value-add revenue	13.4%	4.7%	11.8%	10.1%	3.9%	2.7%		7.5%

Adjusted EBIT	$202	$61	$71	$118	$53	$5	$(67)	$443

Adjusted EBIT as a % of revenue	8.1%	3.5%	10.2%	9.7%	5.1%	2.7%		6.0%
Adjusted EBIT as a % of value-add revenue	13.4%	5.3%	11.8%	9.7%	5.1%	2.7%		7.8%

	FY 2011
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$2,288	$1,849	$624	$1,126	$1,164	$154	$—	$7,205

Less: Substrate sales	971	597	110	—	—	—	—	1,678

Value-add revenues	$1,317	$1,252	$514	$1,126	$1,164	$154	$—	$5,527

EBIT	$172	$79	$47	$76	$69	$(6)	$(58)	$379

EBIT as a % of revenue	7.5%	4.3%	7.5%	6.7%	5.9%	-3.9%		5.3%
EBIT as a % of value-add revenue	13.1%	6.3%	9.1%	6.7%	5.9%	-3.9%		6.9%

Adjusted EBIT	$172	$82	$50	$78	$69	$5	$(58)	$398

Adjusted EBIT as a % of revenue	7.5%	4.4%	8.0%	6.9%	5.9%	3.2%		5.5%
Adjusted EBIT as a % of value-add revenue	13.1%	6.5%	9.7%	6.9%	5.9%	3.2%		7.2%

	FY 2010
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
Net sales and operating revenues	$1,810	$1,473	$542	$1,011	$973	$128	$—	$5,937

Less: Substrate sales	739	427	118	—	—	—	—	1,284

Value-add revenues	$1,071	$1,046	$424	$1,011	$973	$128	$—	$4,653

EBIT	$114	$50	$53	$87	$55	$3	$(81)	$281

EBIT as a % of revenue	6.3%	3.4%	9.8%	8.6%	5.7%	2.3%		4.7%
EBIT as a % of value-add revenue	10.6%	4.8%	12.5%	8.6%	5.7%	2.3%		6.0%

Adjusted EBIT	$121	$53	$54	$100	$55	$4	$(81)	$306

Adjusted EBIT as a % of revenue	6.7%	3.6%	10.0%	9.9%	5.7%	3.1%		5.2%
Adjusted EBIT as a % of value-add revenue	11.3%	5.1%	12.7%	9.9%	5.7%	3.1%		6.6%

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company’s operational performance without the impact of such substrate sales.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP(1) EBIT TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	Q1 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$48	$16	$12	$35	$10	$(2)	$(23)	$96

Depreciation and amortization of other intangibles	14	11	4	7	11	2	—	49

Total EBITDA including noncontrolling interests (2)	$62	$27	$16	$42	$21	$—	$(23)	$145

	Q2 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$57	$20	$18	$37	$16	$2	$(13)	$137

Depreciation and amortization of other intangibles	15	10	5	8	10	2	—	50

Total EBITDA including noncontrolling interests (2)	$72	$30	$23	$45	$26	$4	$(13)	$187

	Q3 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$48	$7	$20	$35	$10	$3	$(12)	$111

Depreciation and amortization of other intangibles	14	11	5	7	10	2	—	49

Total EBITDA including noncontrolling interests (2)	$62	$18	$25	$42	$20	$5	$(12)	$160

	Q4 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$49	$11	$21	$15	$5	$2	$(19)	$84

Depreciation and amortization of other intangibles	15	11	4	8	17	2	—	57

Total EBITDA including noncontrolling interests (2)	$64	$22	$25	$23	$22	$4	$(19)	$141

(1)	Generally Accepted Accounting Principles
(2)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP(1) EBIT TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	FY 2012
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$202	$54	$71	$122	$41	$5	$(67)	$428

Depreciation and amortization of other intangibles	58	43	18	30	48	8	—	205

Total EBITDA including noncontrolling interests (2)	$260	$97	$89	$152	$89	$13	$(67)	$633

	FY 2011
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$172	$79	$47	$76	$69	$(6)	$(58)	$379

Depreciation and amortization of other intangibles	60	47	16	30	45	9	—	207

Total EBITDA including noncontrolling interests (2)	$232	$126	$63	$106	$114	$3	$(58)	$586

	FY 2010
	Clean Air Division			Ride Performance Division
	North	Europe,	Asia	North	Europe,	Asia
	America	SA & India	Pacific	America	SA & India	Pacific	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$114	$50	$53	$87	$55	$3	$(81)	$281

Depreciation and amortization of other intangibles	66	46	14	37	45	8	—	216

Total EBITDA including noncontrolling interests (2)	$180	$96	$67	$124	$100	$11	$(81)	$497

(1)	Generally Accepted Accounting Principles
(2)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q1 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$669	$277	$392	$—	$392
Europe, South America & India	460	153	307	(18)	325
Asia Pacific	156	26	130	(8)	138

Total Clean Air Division	1,285	456	829	(26)	855

Ride Performance Division
North America	317	—	317	—	317
Europe, South America & India	272	—	272	(17)	289
Asia Pacific	38	—	38	—	38

Total Ride Performance Division	627	—	627	(17)	644

Total Tenneco Inc.	$1,912	$456	$1,456	$(43)	$1,499

	Q2 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$671	$269	$402	$—	$402
Europe, South America & India	434	137	297	(47)	344
Asia Pacific	169	23	146	3	143

Total Clean Air Division	1,274	429	845	(44)	889

Ride Performance Division
North America	325	—	325	(2)	327
Europe, South America & India	276	—	276	(48)	324
Asia Pacific	45	—	45	(2)	47

Total Ride Performance Division	646	—	646	(52)	698

Total Tenneco Inc.	$1,920	$429	$1,491	$(96)	$1,587

	Q3 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$592	$227	$365	$—	$365
Europe, South America & India	414	139	275	(32)	307
Asia Pacific	179	20	159	1	158

Total Clean Air Division	1,185	386	799	(31)	830

Ride Performance Division
North America	299	—	299	1	298
Europe, South America & India	245	—	245	(40)	285
Asia Pacific	49	—	49	—	49

Total Ride Performance Division	593	—	593	(39)	632

Total Tenneco Inc.	$1,778	$386	$1,392	$(70)	$1,462

	Q4 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$574	$224	$350	$—	$350
Europe, South America & India	418	141	277	(16)	293
Asia Pacific	190	24	166	4	162

Total Clean Air Division	1,182	389	793	(12)	805

Ride Performance Division
North America	272	—	272	1	271
Europe, South America & India	248	—	248	(15)	263
Asia Pacific	51	—	51	—	51

Total Ride Performance Division	571	—	571	(14)	585

Total Tenneco Inc.	$1,753	$389	$1,364	$(26)	$1,390

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2012
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,506	$997	$1,509	$—	$1,509
Europe, South America & India	1,726	570	1,156	(113)	1,269
Asia Pacific	694	93	601	—	601

Total Clean Air Division	4,926	1,660	3,266	(113)	3,379

Ride Performance Division
North America	1,213	—	1,213	—	1,213
Europe, South America & India	1,041	—	1,041	(120)	1,161
Asia Pacific	183	—	183	(2)	185

Total Ride Performance Division	2,437	—	2,437	(122)	2,559

Total Tenneco Inc.	$7,363	$1,660	$5,703	$(235)	$5,938

	FY 2011
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,288	$971	$1,317	$—	$1,317
Europe, South America & India	1,849	597	1,252	—	1,252
Asia Pacific	624	110	514	—	514

Total Clean Air Division	4,761	1,678	3,083	—	3,083

Ride Performance Division
North America	1,126	—	1,126	—	1,126
Europe, South America & India	1,164	—	1,164	—	1,164
Asia Pacific	154	—	154	—	154

Total Ride Performance Division	2,444	—	2,444	—	2,444

Total Tenneco Inc.	$7,205	$1,678	$5,527	$—	$5,527

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

CLEAN AIR AND RIDE PERFORMANCE DIVISIONS

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2011
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,288	$971	$1,317	$3	$1,314
Europe, South America & India	1,849	597	1,252	60	1,192
Asia Pacific	624	110	514	29	485

Total Clean Air Division	4,761	1,678	3,083	92	2,991

Ride Performance Division
North America	1,126	—	1,126	9	1,117
Europe, South America & India	1,164	—	1,164	49	1,115
Asia Pacific	154	—	154	13	141

Total Ride Performance Division	2,444	—	2,444	71	2,373

Total Tenneco Inc.	$7,205	$1,678	$5,527	$163	$5,364

	FY 2010
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,810	$739	$1,071	$—	$1,071
Europe, South America & India	1,473	427	1,046	—	1,046
Asia Pacific	542	118	424	—	424

Total Clean Air Division	3,825	1,284	2,541	—	2,541

Ride Performance Division
North America	1,011	—	1,011	—	1,011
Europe, South America & India	973	—	973	—	973
Asia Pacific	128	—	128	—	128

Total Ride Performance Division	2,112	—	2,112	—	2,112

Total Tenneco Inc.	$5,937	$1,284	$4,653	$—	$4,653

(1)	Generally Accepted Accounting Principles
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.